                                                                    Exhibit 25.1



                          Registration No.  333-30167


                   ----------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                   ----------------------------------------


                                   FORM T-1

                  STATEMENT OF ELIGIBILITY AND QUALIFICATION
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATE DESIGNATED TO ACT AS TRUSTEE

         Check if an application to determine eligibility of a trustee pursuant to Section 305 (b) (2) _____


                   ----------------------------------------


                        THE FUJI BANK AND TRUST COMPANY
              (Exact name of trustee as specified in its charter)


                      New York                             13-2794155
               (State of incorporation                  (I.R.S. employer
               if not a national bank)                 identification no.)


               Two World Trade Center
                 New York, New York                           10048
      (Address of principal executive offices)              (Zip Code)


                   ----------------------------------------


                        NAVISTAR FINANCIAL CORPORATION
              (Exact name of obligor as specified in its charter)


                                   Delaware
                        (State of other jurisdiction of
                        incorporation or organization)


                                  36-2472404
                     (I.R.S. employer identification no.)


                2850 West Golf Road
             Rolling Meadows, Illinois                        60008
      (Address of principal executive offices)              (Zip Code)


                   ----------------------------------------


                                DEBT SECURITIES
                      (Title of the Indenture Securities)

     Item 1.   General Information
               -------------------

               Furnish the following information as to the Trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

               New York Banking Department, Albany, New York.

               Federal Deposit Insurance Corporation, Washington, D.C.

        (b)    Whether it is authorized to exercise corporate trust powers.

               Yes.

     Item 2.   Affiliations with Obligor and Underwriters
               ------------------------------------------

               If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

               None.

     Item 16.  List of Exhibits
               ----------------

               List below all exhibits filed as part of this statement of eligibility and qualifications.

               Exhibit 1 - Copy of Organization Certificate of the Trustee, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-6879

               Exhibit 2 - Copy of certificate of authority of the Trustee to commence business, incorporated herein by reference to
               Exhibit 2 of Form T-1, Registration No. 333-6879

               Exhibit 3 - Copy of authorization of the Trustee to exercise trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-6879

               Exhibit 4 - Copy of existing By-Laws of the Trustee incorporated herein by reference to Exhibit 4 of Form T-1, Registration
               No. 333-6879

               Exhibit 5 - Not applicable

               Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 333-6879

               Exhibit 7 - Copy of the latest Report of Condition of the Trustee as of March 31, 1997

               Exhibit 8 - Not applicable

               Exhibit 9 - Not applicable

                                   SIGNATURE



Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Fuji Bank and Trust Company, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 7th day of July 1997.



                                   THE FUJI BANK AND TRUST COMPANY




                                   /s/ Sharon Moore
                                   -----------------------
                                   Sharon Chase Moore
                                   Vice President


                                                                                                                         Exhibit 7


Name of Bank:          The Fuji Bank and Trust Company                    Call Date:     3/31/97    ST-BK:  36-5168   FFIEC  031
Address:               Two World Trade Center, 79th-82nd Floor                                                          Page  RC-1
City, State Zip:       New York, NY 10048-0042
Certificate No.:       21843

Consolidated Report of Condition for Insured Commercial and State-Chartered
Savings Banks for March 31, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET
                                                                                                               _____
                                                                                                              | C400|
                                                                                                ---------------------
                                                                    Dollar Amounts in Thousands| RCFD Bil Mil Thou  |
---------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                         | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                   | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1).................................. | 0081        34,610 |  1.a.
    b. Interest-bearing balances(2)........................................................... | 0071       106,825 |  1.b.
 2. Securities:                                                                                | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A)............................. | 1754             0 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)........................... | 1773        10,845 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell in                  | 1350             0 |
    domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:     | ////////////////// |
    a. Federal funds sold..................................................................... | ////////////////// |  3.a.
    b. Securities purchased under agreements to recall........................................ | ////////////////// |  3.b.
 4. Loans and lease financing receivables:                            _________________________| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) |RCFD 2122 |    2,005,854 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses.................... |RCFD 3123 |       31,149 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve........................ |RCFD 3128 |            0 | ////////////////// |  4.c.
    d. Loans and leases, net of unearned income,                      -------------------------| ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c).................................... | 2125     1,974,705 |  4.d.
 5. Trading assets (from Schedule RC-D)....................................................... | 3545         3,601 |  5.
 6. Premises and fixed assets (including capitalized leases).................................. | 2145         2,488 |  6.
 7. Other real estate owned (from Schedule RC-M).............................................. | 2150             0 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)   | 2130             0 |  8.
 9. Customers' liability to this bank on acceptances outstanding.............................. | 2155         1,276 |  9.
10. Intangible assets (from Schedule RC-M).................................................... | 2143           462 |  10.
11. Other assets (from Schedule RC-F)......................................................... | 2160        18,027 |  11.
12. Total assets (sum of items 1 through 11).................................................. | 2170     2,152,839 |  12.
                                                                                                -------------------
-------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.




Name of Bank:          The Fuji Bank and Trust Company                      Call Date:    03/31/97    ST-BK: 36-5168    FFIEC  031
Address:               Two World Trade Center, 79th-82nd Floor                                                          Page  RC-2
City, State Zip:       New York, NY 10048-0042
Certificate No.:       21843
Schedule RC--Continued
                                                                                           -------------------------
                                                                Dollar Amounts in Thousands|///////////Bil Mil Thou |
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                              | //////////////////////// |
                                                                                         | //////////////////////// |   13.
Deposits:                                                                                | //////////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E.         | //////////////////////// |
       part 1)........................................................................   | RCON 2200        134,212 |   13.a.
       (1) Noninterest-bearing (1).........................|RCON 6631          109,635   | //////////////////////// |   13.a.(1)
       (2) Interest-bearing................................|RCON 6636           24,577   | //////////////////////// |   13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBF's (from Schedule     | //////////////////////// |
       RC-E, part II).................................................................   | RCFN 2200        311,725 |   13.b.
       (1) Noninterest-bearing.............................|RCFN 6631              123   | //////////////////////// |   13.b.(1)
       (2) Interest-bearing................................|RCFN 6636          311,602   | //////////////////////// |   13.c.(2)
14. Federal funds purchased and securities sold under agreements to repurchase........   | RCFD 2800        155,000 |   14.
15. a. Demand notes issued to the U.S. Treasury.......................................   | RCFD 2840              0 |   15.a.
    b. Trading liabilities (from Schedule RC-D).......................................   | RCFD 3548          3,556 |   15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under           | //////////////////////// |
    capitalized leases)                                                                  | //////////////////////// |
    a. With a remaining maturity of one year or less..................................   | RCFD 2332        919,821 |   16.a.
    b. With a remaining maturity of more than one year................................   | RCFD 2333        292,773 |   16.b.
17. Not Applicable....................................................................   | //////////////////////// |   17.
18. Bank's liability on acceptances executed and outstanding..........................   | RCFD 2920          1,276 |   18.
19. Subordinated notes and debentures (2).............................................   | RCFD 3200         43,500 |   19.
20. Other liabilities (from Schedule RC-G)............................................   | RCFD 2930         16,514 |   20.
21. Total liabilities (sum of items 13 through 20)....................................   | RCFD 2948      1,878,377 |   21.
                                                                                         | //////////////////////// |
22. Not applicable....................................................................   | //////////////////////// |   22.
EQUITY CAPITAL                                                                           | //////////////////////// |
23. Perpetual preferred stock and related surplus.....................................   | RCFD 3838              0 |   23.
24. Common stock......................................................................   | RCFD 3230         98,474 |   24.
25. Surplus (exclude all surplus related to preferred stock)..........................   | RCFD 3839        153,975 |   25.
26. a. Undivided profit and capital reserves..........................................   | RCFD 3632         23,831 |   26.a.
    b. Net unrealized holding gains (losses on available-for-sale securities).........   | RCFD 8434             (9)|   26.b.
27. Cumulative foreign currency translation adjustments...............................   | RCFD 8434         (1,809)|   27.
28. Total equity capital (sum of items 23 through 27).................................   | RCFD 3284        274,462 |   28.
29. Total liabilities limited-life preferred stock, and equity capital (sum of items     | //////////////////////// |
    21, 22, and 28)...................................................................   | RCFD 3300      2,152,839 |   29.
                                                                                           -------------------------

Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best                                 Number
   describes the most comprehensive level of auditing work performed for the bank by               -------------------
   independent external auditors as of any date during 1996...................................     RCFD 6724    N/A  |  M.1.
                                                                                                   -------------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work
--------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited life preferred stock and related surplus.
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